Exhibit 10(i)(J)

Qimonda AG
Confidential Materials Omitted and Filed Separately with the
Securities and Exchange Commission.
Confidential Portions denoted by [***].
60 nm Technical Cooperation Agreement
between
Nanya Technology Corporation
and
Infineon Technologies AG
for
DRAM Process Technology

Infineon/Nanya Confidential	Execution Copy

TECHNICAL COOPERATION AGREEMENT
This Agreement is made and entered into by and between Infineon Technologies AG, duly organized and existing under the laws of the Federal Republic of Germany, having its principal place of business at St.-Martin-Strasse 53, 81669 Munich, Germany (“Infineon”) and Nanya Technology Corporation, duly organized and existing under the laws of Taiwan (ROC), having its principal place of business at Hwa-Ya Technology Park 669, Fuhsing 3rd Road, Taoyuan, Taiwan, Republic of China (“Nanya”).
WHEREAS, each of Infineon and Nanya is currently engaged in the manufacture of DRAM products and in the development of fabrication processes therefor; and
WHEREAS, Infineon and Nanya have entered into a (110nm) License and (90/70 nm) Technical Cooperation Agreement dated November 13, 2002 (hereinafter the “90/70 nm TCA”), under which the Parties cooperate in the development of advanced (90/70 nm) DRAM process technologies; and
[***]
WHEREAS, Infineon and Nanya desire to enter into an additional technical cooperation project to jointly develop an advanced 60* nm trench based DRAM process [***] with the objective to reduce development expenses and risks and to establish a common technology platform for manufacturing and marketing such products, by Infineon and Nanya participating in the technical cooperation project, and
NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, Infineon and Nanya agree as follows.
Definitions
Article 1
1.1	“Assignees” shall mean the employees of each Party hereto, experienced in process development, process integration, product engineering and/or [***], and assigned to participate in the Technical Cooperation Project to be performed at Infineon Dresden and Munich or other facilities to be mutually agreed upon by the Management Coordinators hereto. Such Assignees may include employees of the Subsidiaries, Nanya Technology-Texas, L.L.C. (“NTC-Texas”) and Infineon Technologies Corporation (“IFNA”), respectively, which are located in North America. The details of the Assignees are set forth in Exhibit 1.1.

1.2	“Background Patents” shall mean Patents other than Foreground Patents.

1.3	“Background Technology” shall mean the Technology relating to Contract Process or Contract Product, which has been or will be developed by or for each Party independently of the Technical Cooperation Project, owned or controlled by such

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Party during the term of this Agreement and has been or will be contributed to the Technical Cooperation Project hereunder. Background Technology may be Infineon Background Technology or Nanya Background Technology, as the context requires. It is understood that Foreground Technology under the 90/70 nm TCA [***] shall be considered Background Technology for the purposes of this (60nm) Agreement.

1.4	“Commercial Sample” shall mean the commercial sample of the [***] manufactured using the Contract Process meeting the reliability criteria of mass production level to be mutually agreed hereunder for such Commercial Sample, which details are set forth in Exhibit 1.4 attached hereto.

1.5	“Contract Process” shall mean the 60 nm* trench based DRAM process technology, having the detailed specifications to be determined in accordance with the target characteristics set forth in Exhibit 1.5 attached hereto.

1.6	[***] shall mean the [***] set forth in more detail in [***]

1.7	“Technical Cooperation Project” or “TCP” shall mean all activities to be performed by the Parties hereto for the development of Contract Process, [***] and fabrication and testing of Commercial Sample hereunder. Any Technology that is not part of the Contract Process, [***] or Commercial Sample, e.g., but not limited to new cell and DRAM architectures, wafer scale assembly and beyond 193 nm lithography, shall not be deemed part of the Technical Cooperation Project, nor part of Services or Service Know How.

1.8	“Effective Date” shall mean September 01, 2005.

1.9	“Foreground Patents” shall mean all Patents arising as a result of and directly in the course of the Technical Cooperation Project.

1.10	“Foreground Technology” shall mean the Technology which has been or will be developed solely by either Party or jointly by the Parties hereto arising as a result of and directly in the course of the Technical Cooperation Project.

1.11	“IFX DD” shall mean Infineon’s or its Subsidiaries’ development engineering facilities at Dresden.

1.12	“Patents” shall mean all classes and types of patents, utility models, design patents, and any application therefor, in all countries of the world, (i) which are issued, published or filed prior to the expiration or termination of this Agreement, (ii) which are owned or controlled by either Party hereto, or under which such Party has or may acquire the right to grant a license of the scope granted herein without incurring obligation or payment of compensation to any third party, except for payment of compensation to such Party’s employees or Subsidiaries, and (iii) which cover inventions relating to the manufacture and design of semiconductor products.

*	60 nm is a denomination for technologies and not representing exact dimensions, but only approximate numbers. The terms 60 nm is used in this Agreement for convenience only.

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1.13	“Services” shall mean any services which are not performed as part of the Technical Cooperation Project, but which are required for the execution of the Technical Cooperation Project and are provided by external service providers or the Parties themselves. Examples for such Services are set forth in Exhibit 1.13.

1.14	“Service Know How” shall mean methods, techniques and other intellectual properties, developed by a Party or on behalf of a Party or the Parties outside the performance of the Technical Cooperation Project, and required to perform Services. Unless otherwise explicitly in Exhibit 1.13. agreed between the Parties, Service Know How is not considered to be part of Background Technology, Foreground Technology, Background Patents and Foreground Patents, in accordance with their respective definitions provided in this Agreement.

1.15	“Shipment Qualification” shall mean the qualification procedure as defined in Exhibit 1.15 that is used [***] [***].

1.16	“Subsidiary” shall mean a corporation, company or other entity in which a Party hereto, now or hereafter, directly or indirectly, owns or controls more than fifty percent (50%) of the outstanding shares or securities representing the right to vote for the election of directors or other managing authority, or, if there are no such outstanding shares or securities, more than fifty percent (50%) of ownership interest representing the right to make decisions for such entity; but only for so long as such ownership or control exists.

1.17	“Technology” shall mean all know-how, developments, ideas and technical information and intellectual property rights relating thereto, including, but not limited to, trade secrets, copyrights and maskwork rights, written or not, provided, however, that Patents are excluded from Technology for the purpose of this Agreement.

1.18	“Wholly Owned Subsidiary” shall mean a corporation, company or other entity in which a Party hereto, now or hereafter, directly or indirectly, owns or controls [***] or more of the outstanding shares or securities representing the right to vote for the election of directors or other managing authority, or, if there is no such outstanding shares or securities, [***] or more of ownership interest representing the right to make decisions for such entity; but only for so long as such ownership or control exists.

1.19	“Joint Venture Company” shall mean Inotera Memories Inc.

1.20	“Joint Venture Agreement” shall mean the Agreement between the Parties on establishment of the Joint Venture Company Inotera dated 13.11.2002

1.21	[***]

1.22	“Year” shall mean the fiscal year of Infineon starting October 1st and ending September 30th

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Technical Cooperation to Develop 60* nm Fabrication Process (Contract Process)
[***]
Article 2
2.1	Infineon and Nanya agree to cooperate in the design, development and qualification of Contract Process [***] and to jointly perform the following development work in accordance with the provisions of this Agreement:
(1)	Development of Contract Process;

(2)	[***] and

(3)	Fabrication and testing of Commercial Sample
2.2	The detailed specifications of Contract Process [***] to be developed hereunder shall be determined by mutual agreement of the Management Coordinators as specified in Article 3, provided that the initial target characteristics are as set forth in Exhibit 1.5 and Exhibit 1.6 and such characteristics may be changed by the agreement of the Management Coordinators.

2.3	The objective of the Technical Cooperation Project is to develop Contract Process [***], which can be manufactured in commercial quantities on 300mm wafers.

2.4	Infineon and Nanya shall conduct the Technical Cooperation Project principally at IFX DD and Infineon Munich in accordance with the schedule set forth in Exhibit 2.4, provided that a part of the Technical Cooperation Project may be conducted solely or jointly in another development facility of the Parties or consigned to a third party, subject to prior written consent of the Management Coordinators. Each Party shall be entitled to send and assign delegates, in a reasonable number necessary for the performance of the TCP as agreed, to the respective facility where the TCP or parts of it shall be performed.

2.5	Each Party shall contribute its Background Technology, as existing on the Effective Date, to the Technical Cooperation Project [***] from the Effective Date. Each Party shall later on continue to contribute its Background Technology which, by the agreement of the Management Coordinators, shall be deemed reasonably necessary to perform the Technical Cooperation Project. In case the Parties modify the scope of the TCP or the specifications for the Contract Process [***] (e.g. by including [***] into the Contract Process), the Management Coordinators will discuss in good faith about the contribution of additional Background Technology necessary for the modified TCP, provided however, that neither Party is obligated to contribute free of charge any Background Technology which is not necessary for the initial TCP as specified in Exhibits 1.5 and 1.6. In the case the Parties decide to include the [***] into the [***]. Infineon will introduce its background know how on this topic into the TCP in a mutually agreed upon form.

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2.6	Background Technology shall be deemed contributed to the Technical Cooperation Project if it has been deliberately disclosed during the performance of the Technical Cooperation Project and not been withdrawn by the disclosing Party within thirty (30) days of such disclosure. Such withdrawal shall be made through written declaration of the Project Manager of the Party owning such Background Technology to the other Party’s Project Manager.

2.7	Commercial Sample necessary for the Technical Cooperation Project shall be manufactured at IFX DD or Infineon Munich or, pursuant to the agreement of the Management Coordinators, at another development facility.

2.8	The Technical Cooperation Project shall be deemed to be completed at the time when the Commercial Sample has achieved the criteria set forth in Exhibit 1.4.

2.9	The working language to be used during the Technical Cooperation Project shall be English. All documentation to be provided to or generated during the course of the Technical Cooperation Project, including, but not limited to, documentation on each Party’s Background Technology to be contributed to the Technical Cooperation Project, Foreground Technology and Foreground Patents, shall also be made in the English language, with the exception of patent applications, which shall be done in the language required by the respective jurisdiction and with further exceptions to be mutually agreed by the Project Managers.

2.10	If the Project Managers identify a need for specific Services, then the Parties agree, to investigate on potential suppliers for supply of such service. Performance of Services may require the use of Service Know How. The Project Managers may select from the Services so offered, provided that, prior to any agreement to purchase Services, the Project Managers agree to such purchase, including any terms and conditions attached to such purchase. Any purchase of Services needs prior written agreement on scope, deliverables, efforts and cost linked to such Service. If Service Know How is part of the agreed deliverables, any rights to use the Service Know How beyond the purpose of the sole performance of the Service need to be agreed upon in writing by the Parties. Any agreement to purchase Services shall be documented by the Project Managers.

2.11	The Project Managers shall be jointly responsible for documenting the Background Technology and Foreground Technology for the Technical Cooperation Project. The requirements for such documentation shall be set forth in Exhibit 2.11.

2.12	[***] shall retain ownership of [***] used for and/or acquired for the Technical Cooperation Project and be responsible for the expenses associated with [***] for the Technical Cooperation Project will be supplied by [***].
Article 3 — Management
3.1	Infineon and Nanya shall designate their own Management Coordinator, Project Manager and Technical Coordinator, as set forth in Exhibit 3.1. Each Party may replace its own Management Coordinator, Project Manager and Technical Coordinator by giving thirty (30) days prior written notice to the other Party.

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3.2	The Management Coordinators shall be responsible for the overall interests and performance of the Technical Cooperation Project.

For the selection of additional equipment which is not currently installed at Infineon and which the Project Managers deem necessary for the performance of the Technical Cooperation Project the following shall apply: prior to selecting such additional equipment, the Management Coordinators shall discuss in good faith toward the furtherance of the objective of the Technical Cooperation Project and propose the selection, provided that the final determination of such additional equipment shall be the sole responsibility of Infineon.

The Management Coordinators shall jointly review the overall progress of the Technical Cooperation Project on a regular basis, and shall be responsible for approving changes of the key milestones and schedule of the development works and the development locations to be performed and of any payments due hereunder, which approval shall be effective upon a written agreement between such Management Coordinators. In the event that the Management Coordinators are not able to reach an agreement on any issue, that issue shall be elevated to the respective senior management of Infineon and Nanya in order for such senior management to discuss in good faith and reach agreement on that issue.

3.3	The Project Managers shall be responsible for the performance of the Technical Cooperation Project and any adjustments in various development works to be performed in accordance with the agreement made between the Management Coordinators pursuant to Article 3.2 and other provisions expressly provided herein. In the event that the Project Managers are not able to reach an agreement on any issue, that issue shall be elevated to the Management Coordinators to discuss in good faith and reach agreement on that issue.

3.4	The Technical Coordinators shall supervise, monitor and keep records for exchanges and transfers of information, documents and other materials relating to Background Technology and Foreground Technology hereunder.

3.5	Further details on the tasks and responsibilities of the Management Coordinators, Project Managers and Technical Coordinators shall be set forth in Exhibit 3.1.
Article 4 — Assignees
4.1	Each Party shall have its own Assignees set forth in Exhibit 1.1 participate in the Technical Cooperation Project. As the Technical Cooperation Project evolve, the number and requirements of such Assignees may be changed by the agreement of the Management Coordinators. Each Party shall be responsible to fulfill the number and requirements of its own Assignees allocated to such Party.

4.2	Nanya shall send its Assignees provided for in Article 4.1 to IFX DD or Infineon Munich. The Nanya Assignees shall be [***] at Infineon or IFX DD or Infineon Munich for the purpose of performing the Technical Cooperation Project under this Agreement. Nanya agrees [***] The terms and conditions for the [***] shall be set forth in Exhibit 4.2. For the avoidance of doubt, the Nanya Assignees [***] by

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Infineon as specified in this Article 4.2 shall nevertheless be considered [***] for the purposes of this Agreement.

4.3	In the event that any Assignee of a Party working at IFX DD or Infineon Munich needs to be replaced, the Project Manager of such Party shall send thirty (30) days prior written notice to the other Party’s Project Manager of any such replacement who shall have professional experience comparable to such original Assignee. In order to fulfill the engineering tasks to be performed under the Technical Cooperation Project, it is required that such replacement shall not materially interfere with the performance of the Technical Cooperation Project. As a rule, the minimum assignment period for each Assignee shall be [***]. The Project Manager shall in good faith discuss any deviations from the minimum assignment period or any objections raised by the Project Manager of one Party against a substitute Assignee of the other Party, provided that no Project Manager shall unreasonably withhold its consent to the other Party’s substitute Assignees. In case the Project Managers cannot find a mutual acceptable solution, they will escalate the matter according to the procedure as set forth in Article 3.2.

4.4	Each Party shall bear all expenses involved in providing its own Assignees set forth in Article 4.2 and in having other employees participate in the performance of this Agreement. Nanya shall reimburse to Infineon the cost for [***] of the Nanya Assignees. [***] shall [***] for such expenses on a [***] basis, including, but not limited to, [***]. Further details shall be set forth in [***].

4.5	Each Party shall provide the Assignees of the other Party sent to such Party’s facility with office space, office furniture, office supplies and access to such Party’s facilities as considered necessary by the Project Managers for such Assignees to perform the Technical Cooperation Project.

4.6	For avoidance of doubt, it is agreed that no Party shall have any right to have access to, and shall undertake best efforts to ensure that its Management Coordinator, Project Manager, Technical Coordinator, Assignees and other employees participating in the performance of this Agreement shall not have access to, any technical information or data of the other Party which are not specifically authorized under this Agreement, and that no right or license is granted to such Party with respect to such technical information or data. Each Party shall cause its Management Coordinator, Project Manager, Technical Coordinator, Assignees and other employees participating in the performance of this Agreement to comply with, and execute any document necessary to comply with, the confidentiality obligations as provided for in Article 11.

4.7	Failure by Nanya or Infineon to meet their obligation to provide the staffing requirements of the operational plan shall result in a compensation payment as hereinafter described. The Party causing the shortfall shall pay to the other Party a total compensation payment at the rate of [***] per person month or [***] per person week. Normal vacation and absences due to illness shall not be included in any vacancy calculations. Any such payment shall commence with the first full week in which the vacancy occurs and shall continue until the vacancy has been filled. This regulation shall not apply in case the shortfall is less than 10%. During the first sixth months following Effective Date the staffing requirements shall be deemed fulfilled if in the third month [***], in the fourth month [***], in the

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fifth month [***] and in the sixth month [***] of the staffing requirements are fulfilled. Infineon will fill up vacancies of these months up to [***] of the [***] share of Nanya and will add the salaries of the unproportional staffing by Infineon to the costs for the Technical Cooperation Project. For example if the total required Headcount for the fifth month is [***] and Nanya staffs instead of the proportional [***] employees only [***] and Infineon [***] employees, then Infineon will charge the salaries for [***] employees to the [***]. The amount will be calculated based on the [***] during the [***] from [***] to the [***] following the [***]. Current estimate for this amount is [***] assuming the [***] as given above and assuming a staffing by Nanya of [***] for the first and second month.

4.8	During the term of this Agreement and [***] year thereafter, no Party shall solicit for employment purposes (other than for the [***] for the performance of the Technical Cooperation Project) employees of the other Party who have, are, or will be performing work under this Agreement. No Party shall make any representation that might cause an employee to believe that an employment relationship exists between an employee of one Party and the other Party. The re-employment of Assignees by the assigning Party is not considered to be a solicit.
Article 5 — Technology Transfer to the Parties’ own Facilities and further
Information Exchange
5.1	Each Party shall be solely responsible for the transfer and installation of the Background Technology and the Foreground Technology to its own facilities, and for the costs associated therefore.

Nanya will nominate delegates specifically for transfer purposes. A joint Nanya/Infineon team will prepare the transfer of the 60nm-technology.

The transfer package to the Joint Venture Company shall be the same as the transfer package to Nanya.

A joint database for all 60nm technical documents will be created and maintained, which can be replicated frequently to Nanya.

5.2	The Parties wish to exchange information in connection with the future joint production [***] [***] simultaneously to the information exchange with the [***].

The information exchange will be performed upon and until (i)[***] [***] [***]; or (ii) the Joint Venture Agreement is terminated, whichever is earlier.

Target of the further information exchange is [***].

Each Party will inform the other Party on [***] process changes impacting, (i) [***] [***] [***] or (ii) [***] or (iii) [***] or (iv) [***].

[***]

The detailed content of the information exchange shall be defined under mutual agreement by the Project.

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The bidirectional information exchange shall be performed with reasonable efforts by each Party targeting a balanced contribution by both Parties.
Article 6 — Ownership; Licenses to Third Parties
6.1	The Background Technology contributed to the Technical Cooperation Project by each Party shall remain the exclusive property of such Party.

6.2	Except as set forth in Section 6.3, all titles, interests in and rights to Foreground Technology shall be jointly owned by Infineon and Nanya. Each Party shall have the rights to use, modify, translate, and reproduce such Foreground Technology [***]

6.3	Further, [***] shall have the right under [***] to have developed or have manufactured [***] and [***] [***] shall have the right under [***], to have developed or have manufactured [***] and to [***].

6.4	Each invention made solely by one or more employees of one Party during and directly in the performance of the Technical Cooperation Project, and any Foreground Patents issuing thereon, shall be the property of the inventing Party, subject to the license hereby granted under Article 7.2 to the other Party. Infineon is free to license its solely owned Foreground Patents; [***]. Notwithstanding the foregoing, it is understood that [***].

Any invention made jointly by one or more employees of one Party with one or more employees of the other Party during and directly in the performance of the Technical Cooperation Project, and title to all Foreground Patents issuing thereon, shall be jointly owned by the Parties. Infineon shall have the rights to develop, manufacture, use, lease, sell, offer to sell, import or otherwise dispose of any product and to grant licenses to any Subsidiary and third party under such jointly owned Foreground Patents, without consent of or payment of any consideration to Nanya. [***]. [***].

6.5	Each Party has the right to file any patent application with respect to any inventions solely owned by such Party pursuant to the provisions of Article 6.4, and in such event shall promptly give notice thereof to the other Party.

6.6	Prior to filing any patent application with respect to any jointly owned inventions pursuant to the provisions of Article 6.4, the Parties shall discuss and agree on which of them is to file and prosecute such application and in which countries corresponding applications shall be filed and by whom. All expenses incurred in obtaining and maintaining such jointly owned Foreground Patents shall be equally shared by the Parties. With respect to any jointly owned invention, where one Party elects not to seek or maintain such protection thereon in any particular country or not to share equally the expenses thereof, the other Party shall have the right to seek or maintain such protection in said country at its own expenses and shall have full control over the prosecution and maintenance thereof.

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Article 7 — Licenses to Each Other under Background Technology and solely owned
Foreground Patents
7.1	Each Party hereby grants to the other Party a non-exclusive, worldwide, non-transferable, and paid-up and royalty-free (except as provided for in Article 9.2), perpetual (except as per Article 14.4 and 15.2) right and license [***]the Background Technology and Background Patents contributed to the Technical Cooperation Project by such Party [***]. The rights and licenses granted under this Article 7.1 shall include (i) for Infineon the right to have developed or have manufactured such semiconductor products by any third party and to grant sublicenses to its Subsidiaries and third parties, in case of a sublicense under Background Patents to third parties, however, only as a part of a know-how and patent license under the Foreground Technology, and (ii) for Nanya [***].

7.2	Each Party hereby grants to the other Party under such Party’s Foreground Patents a non-exclusive, worldwide, non-transferable and royalty-free, perpetual (except as per Article 14.4 and 15.2) right and license [***] The rights and licenses granted under this Article 7.2 shall include (i) for Infineon the right to have developed or have manufactured such semiconductor products by any third party and to grant sublicenses to its Subsidiaries and third parties, in case of a sublicense to third parties, however, only as a part of a know-how and patent license under the Foreground Technology, and (ii) for Nanya [***].

7.3	Nanya shall be entitled to receive from Infineon or from Infineon’s foundry partner 1/3 of the foundry capacity volume, that Infineon receives from its foundry partners by exercising its right to have made products under the Foreground Technology of this Agreement. [***]

Infineon shall inform Nanya before the exercise of such have made rights about the wspm-volume of such have made rights.

7.4	[***]

7.5	Any restriction of the Parties under this Agreement on disclosing or licensing Foreground Technology to third parties shall terminate at the end of the confidentiality period as per Article 11.2.
Article 8 — Sharing of Income From Licensing Foreground Technology
to Third Parties
8.1	The Parties agree that any Net Income (as determined in accordance with the definitions set forth in Exhibit 8.1) received by Infineon or Nanya from third parties for licensing Foreground Technology during the term of the confidentiality period as per Article 11.2 shall be shared between Infineon and Nanya [***]. In case the [***] received by [***] from a third party is [***] [***] it shall be in [***] to decide whether [***] is allocated to [***] or [***]. In case the [***] received by [***] from a third Party is [***], it shall be in [***] to decide whether [***] is allocated to [***] or [***]. The licensing Party shall inform the other Party within sixty (60) days following the conclusion of a license agreement for Foreground Technology with a third party and shall provide the other Party with a proposal on the evaluation of the

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Net Income, the share payable to the other Party and the due dates for such payment(s). The Parties shall — on executive level — agree on the Net Income based on the proposal made by licensing Party. In case the Parties cannot agree on the Net Income, an independent appraiser (certified public accountant) shall be employed to render an evaluation opinion, which shall be binding on the Parties.

8.2	The Parties further agree that any income from licenses to Subsidiaries, except as set forth in Section 8.3, or Wholly Owned Subsidiaries shall not be deemed Net Income to be shared between the Parties.

8.3	Any Net Income for licenses under Foreground Technology to Joint Venture Company shall be shared equally between the Parties.

8.4	[***] may try to find a [***] Technical Cooperation Project. [***]. The parties will mutually agree on the terms and conditions of such [***].
Article 9 — Compensation [Cost Sharing/License Fees]
9.1	The research and development costs [***] according to the functions and numbers as defined in [***] incurring during the Technical Cooperation Project are estimated to be approximately [***] shall pay to [***] of the [***] for the Technical Cooperation Project, in accordance with the schedule and manner as set forth in [***]. Further, it is agreed between the Parties that the wafer price shall be [***] for a [***] for wafers started before [***], and [***] for wafers started after [***]. For the avoidance of doubt, [***] associated with [***] to be used for the Technical Cooperation Project shall be [***].

[***]

9.2	(1) [***] Nanya and Infineon agree that in case [***]
(2)	[***]

(3)	[***]

(4)	[***], [***]
9.3	All payments by Nanya provided for in this Article 9 shall be made in U.S. dollar by telegraphic transfer to the following account or any other account designated by Nanya to Infineon in writing:

INFINEON TECHNOLOGIES AG, Munich

Citibank, London

Account No.: 10822612

SWIFT-Code: CITIGB2L

9.4	All payments provided for in Article 9 shall constitute the net amounts to be paid to Infineon and shall be made without deduction of taxes.

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In case Nanya is, due to applicable tax laws of R.O.C., obligated to withhold certain parts of the payments due hereunder and to pay withholding tax on behalf of Infineon or Infineon is obligated to pay such withholding tax in R.O.C., the amounts payable to Infineon shall be increased accordingly to ensure that the net amounts receivable by Infineon are the amounts set forth in this Agreement.
Article 10 — Warranties and Representations
10.1	Nothing contained in this Agreement shall be construed as:
(1)	a warranty or representation by each Party as to the validity, enforceability or scope of any Patent or Technology;

(2)	an agreement to bring or prosecute actions or suits against any third party for infringement of intellectual property rights or any other right, or conferring upon the other Party or any of its Subsidiaries any right to bring or prosecute actions or suits against any third party for infringement of intellectual property rights or any other right;

(3)	conferring upon the other Party or any of its Subsidiaries any right to use in advertising, publicity or otherwise any trademark, trade name or names, or any contraction, abbreviation or simulations thereof, of each Party;

(4)	conferring upon the other Party or any of its Subsidiaries by implication, estoppel or otherwise, any license or other right except the licenses and rights expressly granted hereunder; or

(5)	an obligation to provide any technical information or know-how except as otherwise specifically provided herein.
10.2	Each party represents that the disclosure of its Background Technology and the granting by such Party of the rights and licenses to the other Party hereunder shall not violate or be contrary to any agreement to which such Party is or will be a party.

10.3	No Party hereto shall make any warranty, expressed or implied, that any product made by the other Party using Background Technology or any technical information transferred to the other Party hereunder shall be free from infringement of patents or any other intellectual property rights of any third party.

10.4	No Party hereto shall make any warranty, express or implied, including implied warranties of merchantability and fitness for a particular purpose with respect to any product made by the other Party using Background Technology by such Party or any technical information disclosed by such Party to the other Party hereunder. Each Party shall assume and be solely responsible for any and all liability, loss, expense or damage to property or personal injuries arising out of, or resulting from, any use of Background Technology or other technical information, training or consultation services, technical assistance, license or right provided by the other Party hereunder or any product manufactured by such Party.

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10.5	In no event shall any Party be liable to the other Party for any special, consequential, indirect, incidental or punitive damages, including, but not limited to, lost profits or other commercial loss, arising in any way out of this Agreement.
GENERAL CONDITIONS
Article 11 — Confidentiality
11.1	For the purpose of this Agreement, “Confidential Information” shall mean any information including but not limited to Background Technology, disclosed by one Party to the other Party hereunder or Foreground Technology, in written, recorded, graphical, machine readable or other tangible form which is marked as “Confidential”, “Proprietary” or in some other manner to indicate its confidential nature. Confidential Information may also include any information disclosed orally or in other intangible form, provided that such information is designated in a manner to indicate its confidential nature at the time of disclosure and reduced to writing with the disclosure time, date, place and name of employee whom the information has been disclosed to within thirty (30) days after its initial disclosure.

11.2	For a period of [***] from the date of receipt of the Confidential Information from the disclosing Party hereunder or creation of the Confidential Information hereunder, but not exceeding [***] following Shipment Qualification [***], the receiving Party agrees to keep the Confidential Information in confidence, treat it with the same degree of care to avoid unauthorized disclosure to any third party with respect to it’s own confidential information of like importance but with no less than reasonable care, limit access to such Confidential Information only to such employees of the Parties who have a need to know, and not to disclose, and cause its employees not to disclose, such Confidential Information to any third party.

11.3	Each Party shall not disclose the terms and conditions of this Agreement to any third party without prior written consent of the other Party.

11.4	Notwithstanding the provisions of Article 11.2, the confidentiality obligation hereunder shall not apply to any information which:
(1)	is publicly known when received from the disclosing Party, or thereafter becomes publicly known through no fault of the receiving Party;

(2)	is already rightfully in the receiving Party’s possession when received from the disclosing Party;

(3)	is independently developed by the receiving Party without any use of Confidential Information disclosed by the disclosing Party;

(4)	is rightfully received from a third party without a nondisclosure obligation; or

(5)	is disclosed after obtaining the prior written consent of the disclosing Party.
11.5	Notwithstanding the provisions of Articles 11.2 and 11.3, the confidentiality obligation hereunder shall not apply to any disclosure which is in response to a valid order of a court of competent jurisdiction or other governmental or legislative body,

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provided that the receiving Party shall give the disclosing Party prompt notice of such request and make a good faith effort to obtain a protective order requiring that the information so disclosed be used only for the purposes for which the order is issued.

11.6	Notwithstanding the provisions of Articles 11.2 and 11.3 the confidentiality obligation shall not apply to any disclosure of any information which the respective Party is expressly entitled under this Agreement to license to third parties, Subsidiaries or Wholly Owned Subsidiaries, provided however, that any disclosure to such third party, Subsidiaries or Wholly Owned Subsidiaries, in accordance with the terms of this Agreement, shall be made subject to confidentiality obligations substantially the same as are applicable under this Article 11.

11.7	Any disclosure of Confidential Information to third parties e.g. for improvement or evaluation of tools or software shall be subject to mutual agreement of the Project Managers prior to disclosure.
Article 12 — Security/Safety
12.1	Each Party shall ensure that its employees comply with, and cause its employees to execute any necessary document to comply with, the personnel, security and safety practices of the other Party while such employees are on such other Party’s premises.
12.2	Each Party shall be solely responsible for, and indemnify and hold harmless the other Party from, any liability, loss and expense, including those based on claims from a third party, arising out of bodily injury and property damages caused by the acts of its own employees. For the purpose of this article the assignees of either Party are treated as employees of the assigning Party.
Article 13 — Governmental Approval, Export Control
13.1	Any performance of the TCP under this Agreement in particular any transfer of Technology from one Party to the other Party or its Subsidiaries or licensees is subject to receipt of all governmental approvals necessary for the performance (“Government Approvals”). In case portions of the TCA are performed in R.O.C. or at any other Nanya site, Nanya shall make sure that any export of Foreground or Background Technology from R.O.C or the respective country of such other site shall possible and available to Infineon.

Either Party shall without undue delay and in writing inform the other Party of the receipt of any such approval issued by the competent authorities in such first Party’s country, or, if it turns out that no approval is necessary, on such fact.
Article 14 — Term and Early Termination
14.1	This Agreement shall commence on the Effective Date and, unless terminated earlier in accordance with provisions of this Agreement, continue to be in full force and effect until the date of completion of the Technical Cooperation Project [***] or until such other date to be mutually agreed upon between the Parties hereto. In case the Technical Cooperation Project is not completed by end of December 2007 or such

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other mutually agreed between the Parties, both Parties agree to continue the work under such Technical Cooperation Project pursuant to the terms of this Agreement for a reasonable period up to [***] and agree to share the additionally accruing actual development and the bear their personnel costs in the ratio as per the provisions of this Agreement.
14.2	Each Party hereto shall have the right to terminate this Agreement forthwith in the following events, by giving a written notice to the other Party at any time on or after:
(1)	the failure to correct or cure any material breach by such other Party of any covenant or obligation under this Agreement within thirty (30) days after receipt by such other Party of a written notice from the first-mentioned Party specifying such breach;

(2)	the filing by such other Party of a petition in bankruptcy or insolvency, or the filing by any third Party of a petition in bankruptcy or insolvency against the other Party, unless such filing is set aside, dismissed or withdrawn or ceased to be in effect within thirty (30) days from the date of such filing, or the filing by such other Party of any legal action or document seeking reorganization, readjustment or arrangement of such other Party’s business under any law relating to bankruptcy or insolvency, or the appointment of a receiver or bankruptcy trustee for all or substantially all of the property of such other Party, or the making by such other Party of any assignment for the benefit of creditors, or the institution of any proceedings for the liquidation or winding up of such other Party’s business or for the termination of its corporate charter;

(3)	the sale, assignment or other transfers of all or substantially all of the assets or the semiconductor business of such other Party to a third party, except as provided in Article 19.7;

(4)	the acquisition (whether by stock purchase, merger, acquisition of assets, issuance of voting stock or other similar interests, or otherwise) by a third party of ownership or control of more than fifty percent (50%) of the voting stock or other similar interests of such other Party, or a majority of the assets or business of such other Party, or other material changes in controlling ownership of such other Party;

(5)	such other Party’s consolidating or merging with or into (or entering into any other transaction or series of transactions with) a third party, where such other Party is not, or has no controlling ownership of, the surviving entity of such transaction or series of transactions, except as provided in Article ;19.7
14.3	In case the Joint Venture Agreement is terminated for cause, due to the breach of the Joint Venture Agreement by a Party, the Party being not in breach of the Joint Venture Agreement shall have the right to terminate this Agreement by giving a written notice to the other Party at any time after termination of the Joint Venture Agreement.

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14.4	Further, [***] shall have the right to terminate [***] granted to [***] in the event that [***].
Article 15 — Effect of Termination
15.1	Upon expiration of this Agreement pursuant to Article 15.1, all rights and licenses obtained or granted under Articles 6 and 7 shall survive such expiration.

15.2	Upon termination of this Agreement by one Party hereto (the “terminating Party”) pursuant to Article 14.2 or 14.3 or by Infineon pursuant to Article 14.4, all rights and licenses granted hereunder to the other Party on which the termination takes effect (the “terminated Party”) and the sublicenses granted to the terminated Party’s Subsidiaries shall immediately terminate and such terminated Party shall destroy or, at the terminating Party’s request, return to such terminating Party all technical information received from the terminating Party in tangible form, provided that any license or sublicense already granted to any third party by such terminated Party up to the time of such termination shall not be affected by such termination. All rights and licenses granted hereunder to the terminating Party and the sublicenses granted to such terminating Party’s Subsidiaries or third parties shall not be affected by such termination. Further, any right of the terminated party to exercise have made rights or to access foundry capacity under this Agreement shall terminate, provided however that any agreements on have made rights concluded prior to receipt of the notice of termination of this Agreement shall not be affected. Ownership under Background Technology, Background Patents, Foreground Technology or Foreground Patents shall not be affected by termination of this Agreement.

15.3	Notwithstanding the foregoing provisions of this Article 15, the provisions of [***] shall survive any expiration or termination of this Agreement.
Article 16 — Notice
All notices required or permitted to be given hereunder shall be in writing and shall be delivered personally, or by registered, express or certified mail, return receipt requested, postage prepaid, by nationally recognized private express courier, or by facsimile, and shall be effective when received. All such notices shall be addressed to the following or to such address as each Party may designate in writing:
If to Infineon:
Infineon Technologies AG
P.O. Box 80 09 49
St.-Martin-Str. 53
81609 Munich
Germany
Attention: Legal Department
Copy to: Memory Products Division

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If to Nanya:
Nanya Technologies Corporation
Hwa-Ya Technology Park 669, Fuhsing 3 Rd.Kueishan, Taoyuan
Taiwan, R.O.C.
Attention: Legal Department
Copy to: President’s Office
Article 17 — Design Exchange or joint development
Infineon and Nanya will undertake best efforts to define for the 60 nm generation at least [***] to be developed by each Party and to be [***] for which the Parties will [***] ([***]), [***].
[***]
The Parties are not obliged to enter into any product development cooperation project with each other.
Article 18 Applicable Law and Arbitration
18.1	This Agreement and the performance of the Parties hereunder shall be construed in accordance with and governed by the substantive laws of Germany, without regard to its conflict of laws principle. The application of the United Nations Convention on Contracts for the International Sale of Goods of April 11, 1980 shall be excluded.
18.2	The Parties hereto shall use their best efforts to amicably resolve any disputes, controversies or differences which may arise between the Parties in connection with the interpretation or performance of this Agreement. If any such disputes, controversies or differences cannot be resolved between the Parties hereto, they shall be finally settled by arbitration in Hong Kong in accordance with the rules of the International Chamber of Commerce, Paris (“Rules”). The arbitration shall be conducted by three (3) arbitrators selected in accordance with the Rules Arbitration proceedings shall be conducted in the English language. The procedural law of the place of arbitration shall apply where the Rules are silent. The decision of the arbitration proceedings shall be final and binding upon the Parties. Judgment on any arbitration decision may be entered in any court of competent jurisdiction. The Parties are aware that the Republic of China is not a signatory to the 1958 Convention on the Recognition and Enforcement of Foreign Arbitral Awards and therefore wish to state that each of Nanya and Infineon hereby unconditionally and irrevocably consent to the compulsory execution of any arbitration award rendered against them by any court having jurisdiction over them.

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Article 19 — Miscellaneous
19.1	Unless explicitly stipulated in this Agreement or any written amendment thereto, this Agreement shall not in any way modify or change any provisions of the 110 nm License and 90/70 nm Technical Cooperation Agreement of November 13, 2002 and shall not affect in any way the performance under such agreement.

19.2	In the event that one Party will, after the Effective Date, make announcement regarding this transaction and their business relationship, such announcement shall be in a mutually agreeable form and at a mutually agreeable time, provided that any information to be disclosed and/or announced by such Party hereto shall be identified through consultation with the other Party and be agreed upon between the Parties before the disclosure and announcement.

19.3	No Party hereto shall export or re-export, directly or indirectly, any technical information disclosed hereunder or direct product thereof to any destination prohibited or restricted by the export control regulations of Germany or the United States, including the U.S. Export Administration Regulations, without the prior authorization from the appropriate governmental authorities.

19.4	No Party hereto shall be liable to the other Party or deemed to be in breach of any obligation hereunder for the time and to the extent its performance is prevented or delayed by causes such as war, riots, acts of God, hostilities, explosions or other similar or different contingencies beyond the reasonable control of the respective Party, except for the obligations to make payment hereunder, provided that the Party exercises due diligence and promptly notify the other Party of conditions which will result in delay or in breach, and performance shall take place as soon thereafter as is reasonably feasible.

19.5	This Agreement sets forth the entire agreement between the Parties as to the subject matter of this Agreement, and supersedes all previous negotiations, agreements and writings in respect thereto, and shall not be extended, supplemented or modified in any manner, except by an instrument in writing duly executed by authorized officers or representatives of the Parties hereto.

19.6	In the event that any provision of this Agreement becomes or is declared by a court or other governmental body of competent jurisdiction to be illegal, unenforceable or void or the competent anti-trust authorities find a provision to be invalid or request modifications, this Agreement shall continue in full force and effect without the said provision. The Parties undertake to replace the invalid provision or parts thereof by a new provision which will approximate as closely as possible the economic result intended by the Parties.

19.7	No Party hereto shall, voluntarily or by operation of law, in whole or in part, assign this Agreement or any of its rights or obligations hereunder to any third party, without prior written consent from the other Party. Infineon, however, may assign this Agreement to a third party, without such consent, upon prior written notice to Nanya, but only as a part of a transfer of all or substantially all of its memory or DRAM business whether by sale, merger or consolidation.

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IN WITNESS THEREOF, the Parties have executed this Agreement by their duly authorized representatives.

INFINEON TECHNOLOGIES AG	NANYA TECHNOLOGY CORPORATION

/s/ SEIFERT	/s/ Jih Lien

Date: Sept. 29, 2005	Date: Sept. 29, 2005

/s/ ppa. MAJERUS

Date:	Sept. 29, 2005

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Exhibits to
60 nm Technical Cooperation Agreement

Exhibit 1.1:	Assignees	22

Exhibit 1.4:	Definition of Commercial Samples	24

Exhibit 1.5	Contract Process	25

Exhibit 1.6	[***]	26

Exhibit 1.13:	Services	27

Exhibit 1.15:	Shipment Qualification Requirements	28

Exhibit 2.4:	Schedules for Development Project	29

Exhibit 2.11:	Technical Documentation	30

Exhibit 3.1:	Management Coordinator, Project Coordinator, Technical Coordinator	32

Exhibit 4.2:	General Terms and Conditions for Temporary Employment of NTC Assignees with IFX	33

Exhibit 7.4	Definition of Process Freeze Milestone T7	34

Exhibit 8.1:	Net Income Licensing	35

Exhibit 9.1:	Budget and Payment Schedule for Development Costs	36

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21

Exhibit 1.1:  Assignees
                    Number and qualification of assignees
STAFFING REQUIREMENTS
Staffing requirements for engineering and engineering management for the development projects have been estimated at the levels and in the disciplines indicated in the tables below. This effort is directed at the development of leading edge semiconductor fabrication processes and will require highly skilled people to be successfully realized. All assignees shall have sufficient working knowledge of the English language. These skills shall be sufficient to support the Development Projects in a way defined in paragraph 2.9. Only resources identified in this Exhibit 1.1 will be counted toward the PARTIES’ obligation.
This Exhibit 1.1 may be modified and exceptions to its provisions shall be only by agreement of the Management Coordinators. Notwithstanding the previous sentence, the distribution of skills and assignments is the responsibility of the Project Managers.
The following are the staffing requirements for the JD 60nm.
The following table contains the estimated staffing plan for the full contractual period. Infineon and Nanya shall meet the [***] rule of the staffing requirements.
In the case that the staffing exceeds the annual staffing plan as approved by the management coordinators, the further procedure shall be mutually agreed by the Management Coordinators.
[***]
The Staffing requirements shall be met by the parties with employees located [***] or other development locations per mutual agreement by the Management Coordinators.
The following is a guideline for the approximate skill mix requirements for each area set forth above. The specific skill mix for each area must be approved by the Project Managers. The Project Managers shall decide if Technicians should be taken into consideration.
[***]

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22

For purposes of this Exhibit 1.1, the following skill definitions shall apply:
[***]
EXPERIENCE: [***]
EDUCATION: [***]
DECISION MAKING: [***]
RELATIONSHIPS: [***]
RESPONSIBILITIES: [***]
EXPERIENCE: [***]
EDUCATION: [***]
DECISION MAKING: [***]
RESPONSIBILITIES: [***]
[***]
EXPERIENCE: [***]
EDUCATION: [***]
DECISION MAKING: [***]
RELATIONSHIPS: [***]
[***]

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23

Exhibit 1.4: Definition of Commercial Samples
Commercial Samples have to be produced with a defined and frozen Process which is representative for volume shipments hereafter.
The Process [***] has to be qualified according to qualification plan agreed by the joint qualification team as set forth in Exhibit 1.15. and it has to be demonstrated that the Process [***] is able to fulfill the agreed quality and reliability requirements or a risk assessment has to be given that, based on the available data, the Process [***] most likely fulfill the requirements.
Commercial Samples have to fully comply with the corresponding data sheet or an errata sheet has to be added to the Commercial Samples shipment and the customer has to be properly informed about the deviations.

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24

Exhibit 1.5: Contract Process*
               - Specification of 60nm contract process to be developed
               CELL:                    High density trench-type cell
LITHOGRAPHY:          [***]

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25

Exhibit 1.6: [***]
           [***]
[***]
[***]
[***]

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26

Exhibit 1.13: Services
A.     Services
[***]
[***]

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27

[***]
[***]
[***]
[***]
Exhibit 1.15: Shipment Qualification Requirements
This Exhibit sets forth the work to be performed by the PARTIES to demonstrate qualification of the fabrication processes and the work to be performed by the PARTIES for qualification of the Product design.
A qualification team shall be established by the respective Project Managers to develop common methods and procedures for conducting the fabrication processes qualifications that satisfy the common requirements of all PARTIES based on this Exhibit.
[***]
Purpose: [***]
Method: [***]
[***]
[***]
Purpose: [***]
Method: [***]
[***]
[***]

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28

Exhibit 2.4: Schedules for Development Project
[***]
[***]

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29

Exhibit 2.11: Technical Documentation
The following documentation will be available to each PARTY in accordance to Article 2.11, including any intermediate or preliminary form of such documentation as available and requested and agreed upon by the PARTIES. The detailed list of technical documents shall be discussed and determined by written consent of Management Coordinators.
It is acknowledged that if a PROJECT is ended before completion of the last development project, as defined in Exhibit 2.4, the Management Coordinators will agree which documentation shall be excluded from Exhibit 2.11.
The technical documents shall be jointly written by the PARTY’S in English language. It is the joint responsibility of the PARTIES to compile necessary documentation. However, due to confidentiality or other limitations on certain information, access to certain information may require assistance of INFINEON or personnel assigned by INFINEON. Such assistance shall be provided if needed.
Information shall be made available electronically to facilitate transfer of such information in an efficient manner. Only if agreed upon by the Project Managers other means will be applied. Considering the fact that the electronic media is easy to modify and transfer, Technical Coordinators shall determine the method of managing these documents.
[***]
[***]
[***]
Use of standard software packages is preferred for documentation within the project as well as for transfer purposes.
MS Office ® software, Adobe Acrobat ®, Adobe Framemaker ® and Lotus Notes ® are the front up software packages to be used. To ensure sufficient compatibility only English software versions shall be used for PROJECT work. However each PARTY may support additional software at there own cost if desired.

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30

All transfer of information pursuant to the PROJECTS in any form, electronic, hardcopy or physical hardware will be controlled and recorded under the supervision of the Technical Coordinators of each PARTY.
Technical information shall basically contain the Background Technology contributed by each party to the Development Projects and Foreground Technology, and also include other technical information, which is necessary for transferring Background Technology and Foreground Technology and is reasonably disclosed by the parties.
1.	Documentation on Background Technology:

Background Technology, which has been agreed between the Management Coordinators to be contributed to the Development Project, shall be delivered to the DEVELOPMENT PROJECT by NANYA and Infineon, as the case may be, and made part of the technical documentation.

[***]

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31

Exhibit 3.1: Management Coordinator, Project Manager, Technical Coordinator
DEFINITION OF RESPONSIBILITIES
For the Management Coordinator:
[***]
All other responsibilities, including day-to-day management responsibility for the results to be achieved under the Agreement, shall reside with the Project Managers.
For the Project Managers:
DEVELOPMENT PROJECT organization and coordination
[***]
For the Technical Coordinator:
[***]
Assigned Management Coordinators / Project Managers / Technical Coordinators:
[***]

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32

Exhibit 4.2: General Terms and Conditions for temporary employment of NTC assignees with IFX
Basic assumptions:
[***]
legal status:
[***]
[***]
[***]
[***]
costs & reimbursements:
[***]
[***]
others:
[***]

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33

Exhibit 7.4: Definition of Process Freeze Milestone T7
This Exhibit sets forth the requirements to achieve the Process Freeze Milestone T7 for [***] Process.
PURPOSE [***]
[***]

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34

Exhibit 8.1: Net Income from Licensing
The term “Net Income” shall mean any Net Benefit that a Party receives from Licensing of Foreground Technology to third parties in form of [***]
The term “Net Benefit” shall mean the gross benefit received by a Party from the third party licensee after deduction of the following:
[***]
[***]

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35

Exhibit 9.1: Budget and Payment Schedule for Development Costs
[***]
[***] for the Contract Process and Contract Product development as defined in [***]
[***]
[***] until [***].
(4) the BY [***] [***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
-	[***]

(200 mm) [***] / (300 mm) = [***] for a fully processed wafer started before [***] for a fully processed 300mm wafer started after [***]

-	[***] a[***] [***]
[***]

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36

[***]

[***]

[***]

[***]
[***]
[***] [***] [***]

[***]

[***] [***] [***]

[***]
[***]
[***] is [***]

[***]
[***]

[***]
[***] [***] time.
[***] [***] [***] [***] [***]
3. Dispute Resolution
In the event of a disagreement among the PARTIES, the matter shall be resolved by Management Coordinators of said PARTIES.
The Management Coordinators of said PARTIES may receive the assistance from appropriate financing/accounting experts of the respective PARTIES for reviewing Budget and other financial matters.

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37